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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 8, 2005


                         AMERICAN BANKNOTE CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-3410                   13-0460520
(State or other jurisdiction of      (Commission               (IRS Employer
       incorporation) File             Number)               Identification No.)

          560 SYLVAN AVENUE
     ENGLEWOOD CLIFFS, NEW JERSEY                               07632-3119
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (201) 568-4400

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-13 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.03         BANKRUPTCY OR RECEIVERSHIP.

         On April 8, 2005, the United States Bankruptcy Court for the District of Delaware entered an order confirming the Company's "pre-arranged" and consensually agreed plan of reorganization. A copy of such plan of reorganization is incorporated by reference herein.

         The material features of the plan are as follows:

         o On the Effective Date all of the Company's outstanding securities, including its 10 3/8% Senior Notes due January 31, 2005 (the "Notes") and common stock, will be cancelled;

         o Class 3 Noteholders (i.e., entities holding in excess of $45,000 of Notes) will receive their pro rata share of 7,920,884 shares in the Reorganized Company;

         o Class 4 Noteholders (i.e., entities holding less than $45,000 of Notes) will receive, depending on such holder's election, either (a) cash in an amount equal to 60% of the holder's allowed claim or (b) a new note equal to 100% of the holder's claim.

         o        Class 5 general unsecured creditors will be paid in full.

         o Class 7 Equity holders (i.e., entities holding in excess of 500,000 shares of common stock of the Company) will receive their pro rata share of 207,402 shares of common stock of the Reorganized Company plus approximately $4 million in cash.

         o Class 8 Equity holders (i.e., entities holding less than 500,000 shares of common stock of the Company) will receive their pro rata share of approximately $1 million in cash.

         o On the Effective Date, the Exit Financing Parties (as defined in the Plan) will provide the Reorganized Company with $16 million in cash and in return will receive approximately 18% of the equity in the Reorganized Company.

         o Under the Plan, 10 million shares will be issued along with approximately $1 million in principal amount of New Notes. The New Notes will be issued to Class 3 claimants making a note election and the common stock will be distributed to claimants in class 3 and 7 as well as the Exit Financing Parties.

         o On the Effective Date all of the assets of the Company will be transferred to the Reorganized Company which will continue as a going concern.

         As of April 8, 2005, the date the Confirmation Order was entered by the Bankruptcy Court, the Company estimated the value of its assets at $114 million. As of that date, the amount of outstanding Notes was approximately $108 million.

ITEM 7.01         REGULATION FD DISCLOSURE

         On April 11, 2005, the Company issued a press release announcing the confirmation of its plan of reorganization by the United States Bankruptcy Court for the District of Delaware on April 8, 2005. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8 K.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

 EXHIBIT NUMBER                             DESCRIPTION
----------------  --------------------------------------------------------------

  Exhibit 2.1 Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit 2.4 to the Company's Annual Report on Form 10-K for the year ended December 31, 2004)

 Exhibit 99.1     Press Release dated April 11, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN BANKNOTE CORPORATION


Date: April 14, 2005                    By: /s/ Steven G. Singer
                                            ------------------------------------
                                            Steven G. Singer
                                            Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX


 EXHIBIT NUMBER                             DESCRIPTION
----------------  --------------------------------------------------------------

  Exhibit 2.1 Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit 2.4 to the Company's Annual Report on Form 10-K for the year ended December 31, 2004)

 Exhibit 99.1     Press Release dated April 11, 2005